CFO Silvia Acquisition	6 Months Ended
Jun. 30, 2026
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
CFO Silvia Acquisition

Note 3. CFO Silvia Acquisition

On the Acquisition Date, the Company acquired 100% of the outstanding equity interests of CFO Silvia (the “CFO Silvia Acquisition”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Silvia Merger Sub, Inc., CFO Silvia, Inflection Points Inc., Shain Noor, and Shain Noor as Stockholder Representative.

CFO Silvia is a financial technology company that has developed a consumer-facing platform that organizes data and delivers financial summaries to users through an interactive interface. The Company acquired CFO Silvia largely to obtain access to the user platform, which management expects to leverage to broaden the Company’s product offerings.

Immediately prior to the closing of the CFO Silvia Acquisition, all outstanding options and other equity-linked interests of CFO Silvia were accelerated and converted into equity interests in accordance with the terms of the Merger Agreement.

The fair value of consideration transferred in connection with the CFO Silvia Acquisition was $23.3 million, consisting of the following:

a) Common stock consideration of $16.0 million, consisting of 8,416,951 shares of the Company’s common stock based on the Company’s closing stock price on the Acquisition Date of $1.90, including 900,000 shares deposited into an escrow account to secure certain indemnification obligations for a period of twelve months following the Acquisition date. The former equity holders of CFO Silvia remain the beneficial owners of the escrowed shares and retain voting and dividend rights during the escrow period.

b) Contingent consideration of $5.9 million related to fair value of 4,643,250 potential earnout shares issuable upon the achievement of specified market-based conditions. Pursuant to the Merger Agreement, the earnout shares will be issued if the Company’s common stock price equals or exceeds $9.00 per share during the contractual measurement period. The fair value of the contingent consideration was estimated using a Monte Carlo simulation model that incorporated assumptions regarding expected stock price volatility, risk-free interest rates and the probability of achieving the market condition. The undiscounted range of outcomes associated with the arrangement is either (i) no shares issued or (ii) issuance of 4,643,250 shares upon achievement of the specified market condition.

c) Cash consideration of $1.4 million related to the repayment of CFO Silvia’s indebtedness at closing.

In connection with the CFO Silvia Acquisition, the Company also agreed to pay a $5.0 million signing bonus to Shain Noor. This arrangement was determined to be separate from the transaction and is accounted for as compensation expense. In addition, certain earnout share arrangements granted to Shain Noor were determined to be compensation arrangements and were accounted for as share-based compensation. See Note 11, Share-Based Compensation, for additional information.

The following table summarizes the preliminary fair value of assets acquired and liabilities assumed as of the Acquisition Date (In thousands).

Cash and cash equivalents	$58
Prepaid expenses and other current assets	16
Other non-current assets	20
Intangibles	15,280
Goodwill	12,671
Accounts payable and other current liabilities	(1,654)
Deferred tax liabilities	(3,082)
Total net assets acquired	$23,309

The preliminary purchase price allocation resulted in the recognition of identifiable intangible assets consisting of a trademark, non-compete agreement and user platform with estimated fair values of approximately $1.5 million, $2.3 million and $11.4 million, respectively. The trademark was assigned an estimated useful life of 10 years, while the non-compete agreement and user platform were each assigned estimated useful lives of 3 years.

The purchase price allocation is preliminary and remains subject to measurement period adjustments related to the finalization of certain income tax matters and the valuation of acquired assets and liabilities assumed. Accordingly, the provisional amounts recognized at the Acquisition Date may be adjusted during the measurement period, which will not exceed one year from the Acquisition Date.

The preliminary CFO Silvia Acquisition accounting resulted in the recognition of goodwill of $12.7 million. Goodwill is attributable primarily to expected synergies from integrating CFO Silvia’s proprietary technology platform and related capabilities into the Company’s existing operations, as well as future growth opportunities and the value of the assembled workforce that does not meet the criteria for separate recognition as an identifiable intangible asset. The goodwill recognized is not expected to be deductible for income tax purposes.

The Company incurred approximately $1.4 million of expenses directly related to the CFO Silvia Acquisition, which were included in “general and administrative expenses” in the unaudited condensed consolidated statements of operations during the six months ended June 30, 2026.

Revenue and net loss attributable to CFO Silvia included in the Company’s unaudited condensed consolidated statements of operations from April 6, 2026 through June 30, 2026 were $12 thousand and $8.4 million, respectively.

Unaudited Pro Forma Operating Results

The following unaudited pro forma consolidated financial information presents the results of operations of the Company for the three and six months ended June 30, 2026, as if the CFO Silvia Acquisition had occurred on January 1, 2026. Because CFO Silvia was incorporated on September 19, 2025, supplemental pro forma revenue and earnings information for the three and six months ended June 30, 2025 has not been presented.

This information gives effect to certain purchase accounting adjustments related to the CFO Silvia Acquisition and is based on the historical financial statements of ProCap. It is presented for illustrative purposes only and is not necessarily indicative of the Company’s actual operating results had the CFO Silvia Acquisition occurred on January 1, 2026, nor is it indicative of future results (In thousands).

Proforma
For the three months ended June 30, 2026
Revenue	$37
Net loss	(67,549)

Proforma
For the six months ended June 30, 2026
Revenue	$38
Net loss	(178,713)

Pro forma adjustments to net loss for the three months and six months ended June 30, 2026 include adjustments for amortization of acquired identifiable intangible assets related to the CFO Silvia Acquisition.